UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2024

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 13, 2024, Esports Entertainment Group, Inc. (the “Company”) issued a press release announcing that its Board of Directors, after thorough and careful consideration of all available information, has approved a voluntary delisting of the Company’s securities, including its Common Stock, par value $0.01, 10.0% Series A Cumulative Redeemable Convertible Preferred Stock and Common Warrants (the “Securities”) from the Nasdaq Stock Market LLC (the “Exchange”).

The Company has notified the Exchange of its intent to voluntarily delist its Securities from the Exchange. The Company currently anticipates that it will file a Form 25 with the Securities and Exchange Commission (the “SEC”) relating to the delisting of its Securities on or about February 23, 2024, and anticipates that the delisting of its Securities will become effective 10 days after the filing, unless otherwise directed by Nasdaq. At the time of this announcement the Company is under a Nasdaq Panel Monitor and is not in compliance with the minimum stockholders’ equity requirement, as outlined in Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”).

The Company’s delisting is expected to reduce the Company’s public costs as it advances its strategy to drive growth and profitability. Once the delisting is effective the Company expects its Securities will be listed on the OTCQB® Venture Market of the OTCMarkets (the “OTCMarkets”), until such time it decides to reapply and is approved to relist on a senior U.S. Exchange. There can be no assurances that its Common Stock will continue to be traded on such market.

Following the delisting of its Securities on the Exchange, the Company will consider its options and may file a Form 15 to deregister its Common Stock under Section 12(g) of the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act. The Company is considering taking this further action in order to reduce legal, accounting and administrative costs associated with being an SEC reporting registrant and allow management to increase its focus on improving performance by reducing time spent in complying with applicable SEC reporting requirements.

Item 7.01 Regulation FD Disclosure

As disclosed above, on February 13, 2024, the Company issued a press release announcing its intent to file a Form 25 and to voluntarily delist its Securities from the Exchange. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 furnished as part of Item 9.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press Release, dated February 13, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our strategies, targeted markets, and future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including, the timing of the effectiveness of our delisting and ability and timing of deregistration of our Securities, our obligations under our outstanding preferred stock and the settlement agreement, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2024

ESPORTS ENTERTAINMENT GROUP, INC.

	By:	/s/ Alex Igelman
	Name:	Alex Igelman
	Title:	Chief Executive Officer